CLIENT SERVICES CALLOUT SCRIPT
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (SEVEN OPTIONS: FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR CONSUMER INDUSTRIES FUND, FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND, FIDELITY ADVISOR FINANCIAL SERVICES FUND, FIDELITY ADVISOR HEALTH CARE FUND, FIDELITY ADVISOR TECHNOLOGY FUND, FIDELITY ADVISOR UTILITIES GROWTH FUND). I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR
INVESTMENT IN IT.   I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF
YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE ______ (SEVEN OPTIONS: FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR CONSUMER INDUSTRIES FUND, FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND, FIDELITY ADVISOR FINANCIAL SERVICES FUND, FIDELITY ADVISOR HEALTH CARE FUND, FIDELITY ADVISOR TECHNOLOGY FUND, FIDELITY ADVISOR UTILITIES GROWTH FUND) PROXY MATERIAL? THE PACKAGE WAS DATED LATE JULY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting on September 17th. Thank the shareholder for his/her time. (End phone call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON SEPTEMBER 17TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. IF YOU WOULD LIKE TO VOTE BY PHONE, PLEASE CALL 1-800-848-3155.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Answer questions using the proxy material and Q&A and then encourage the shareholder to vote.
SCRIPT FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (SEVEN OPTIONS: FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR CONSUMER INDUSTRIES FUND, FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND, FIDELITY ADVISOR FINANCIAL SERVICES FUND, FIDELITY ADVISOR HEALTH CARE FUND, FIDELITY ADVISOR TECHNOLOGY FUND, FIDELITY ADVISOR UTILITIES GROWTH FUND). I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (SEVEN OPTIONS: FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR CONSUMER INDUSTRIES FUND, FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND, FIDELITY ADVISOR FINANCIAL SERVICES FUND, FIDELITY ADVISOR HEALTH CARE FUND, FIDELITY ADVISOR TECHNOLOGY FUND, FIDELITY ADVISOR UTILITIES GROWTH FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIALS, PLEASE CALL FIDELITY AT 1-800-522-7297. THANK YOU FOR YOUR TIME.

LOG SHEET
 Date__________________
 Fidelity Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent Advisor VII
Proxy Card Only ____________
Full Proxy Kit     ____________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________



FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR CONSUMER INDUSTRIES FUND, FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND, FIDELITY ADVISOR FINANCIAL SERVICES FUND, FIDELITY ADVISOR HEALTH CARE FUND, FIDELITY ADVISOR TECHNOLOGY FUND, FIDELITY ADVISOR UTILITIES GROWTH FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (SEVEN OPTIONS HERE: Fidelity Advisor Overseas Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Technology Fund, Fidelity Advisor Utilities Growth Fund). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE ______ (SEVEN OPTIONS HERE: Fidelity Advisor Overseas Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Technology Fund, Fidelity Advisor Utilities Growth Fund) PROXY MATERIAL? THE PACKAGE WAS DATED LATE JULY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting September 17, 1997. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 17TH (10:45 am in case someone asks the time). IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON SEPTEMBER 17TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.
If YES: Conference in Fidelity at 1-800-522-7297, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (SEVEN OPTIONS HERE:
Fidelity Advisor Overseas Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Technology Fund, Fidelity Advisor Utilities Growth Fund) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-522-7297. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO
 CALL THEM AT ANOTHER TIME.  THE PHONE NUMBER IS 1-800-522-7297.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommends a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 522-7297. (end call) If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and  the last 4 digits of his/her social security
number.   Record the shareholder's vote on the proposal(s).
  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR," "AGAINST," OR "ABSTAIN." (TWO OPTIONS):
    Please see the following grid for the applicable proposals      or each
fund and share class.

      Fidelity Advisor Overseas Fund   Fidelity Advisor Consumer Industries Fund
                                       Fidelity Advisor Cyclical Industries Fund
                                       Fidelity Advisor Financial Services Fund
                                       Fidelity Advisor Health Care Fund
                                       Fidelity Advisor Technology Fund
                                       Fideltiy Advisor Utilities Growth Fund

      Class                            Class



                                     A     B     T   I     A     B     T     I

(1) To elect a Board of Trustees     x     x     x   x     x     x     x     x

(2) To ratify the selection of       x     x     x   x     x     x     x     x
Coopers & Lybrand LLP and
Price Waterhouse LLP as
independent accountants of the
trust

(3) To amend the Declaration of      x     x     x   x     x     x     x     x
Trust to provide dollar-based
voting rights for shareholders of
the trust

(4) To amend the Declaration of      x     x     x   x     x     x     x     x
Trust regarding shareholder
notification of appointment of
Trustees

(5) To amend the Declaration of      x     x     x   x     x     x     x     x
Trust to provide each fund with
the ability to invest all of its
assets in another open-end
investment company

(6) To adopt a new fundamental       x     x     x   x     x     x     x     x
investment policy for each fund
to permit each fund to invest all
of its assets in another open-end
investment company with
substantially the same investment
objective and policies

(7) To approve an amended            x     x     x   x
Management Contract for
Overseas Fund

(8) To approve a new                 x     x     x   x
Sub-Advisory Agreement with
Fidelity Investments Japan
Limited for Overseas Fund

(9) To ammend the Class T                        x
Distribution and Service Plan for
Overseas Fund

(10) To approve and agreeement       x     x     x   x
and plan providing for the
reorginization of Overseas Fund

(11) To amend Overseas Fund's        x     x     x   x
fundamental investment
limitation concerning
diversification to exclude
investments in other investment
companies from the limitation


(12) To amend Overseas Fund's     x   x   x   x
fundamental investment
limitation concerning borrowing

(13) To amend Overseas Fund's       x   x   x   x
fundamental investment
limitation concerning the
underwriting of securities

(14) To amend Overseas Fund's       x   x   x   x
fundamental investment
limitation concerning the
concentration of its investments
in a single industry

 THANK YOU. AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR VOTE TO YOU BY MAIL. THANKS FOR YOUR TIME THIS EVENING. (End call.)
 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 17TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX THE FRONT AND BACK OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.) FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR CONSUMER INDUSTRIES FUND, FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND, FIDELITY ADVISOR FINANCIAL SERVICES FUND, FIDELITY ADVISOR HEALTH CARE FUND, FIDELITY ADVISOR TECHNOLOGY FUND, FIDELITY ADVISOR UTILITIES GROWTH FUND
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent Advisor VII
Proxy Card Only ___________
Full Proxy Kit   ___________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR CONSUMER INDUSTRIES FUND, FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND, FIDELITY ADVISOR FINANCIAL SERVICES FUND, FIDELITY ADVISOR HEALTH CARE FUND, FIDELITY ADVISOR TECHNOLOGY FUND, FIDELITY ADVISOR UTILITIES GROWTH
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (SEVEN OPTIONS: Fidelity Advisor Overseas Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Technology Fund, Fidelity Advisor Utilities Growth). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (SEVEN OPTIONS: Fidelity Advisor Overseas Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Technology Fund, Fidelity Advisor Utilities Growth), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL.
AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIALS, PLEASE CALL ME AT 1-800-848-3155 . THANK YOU FOR YOUR TIME.